SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, DC 20549

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) August 21, 1998
                                                -----------------


                       HSBC Americas, Inc.
        (Exact name of registrant as specified in charter)



     Delaware                  1-2940             22-1093160
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  State or Other            (Commission         (IRS Employer
  Jurisdiction of           File Number)      Identification No.)
   Incorporation)



                    One Marine Midland Center,
                     Buffalo, New York 14203
        (Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code (716) 841-2424


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Item 5   OTHER EVENTS

      On August 21, 1998, pursuant to authority granted to certain officers of the Corporation in resolutions adopted at meetings of the Board of Directors of the Corporation duly called and held on May 21 and August 20, 1998, respectively, such officers approved and authorized the issuance and sale from time to time in one or more series pursuant to the Medium-Term Note Program (the "Program") and under the indenture (the "Indenture") dated October 24, 1996, between the Corporation and Bankers Trust Company, of notes (the "Medium-Term Notes") in the forms attached hereto as Exhibit 4(a) (for Medium-Term Notes with fixed interest rates) and Exhibit 4(b) (for Medium-Term Notes with variable interest rates). The Corporation also, in connection with the Program, entered into a distribution agreement (the "Distribution Agreement") dated August 21, 1998, among the Corporation and the agents named therein. The Distribution Agreement is attached hereto as Exhibit 1. This report is being filed for the purpose of amending the Corporation's registration statement on Form S-3 (No. 333-53647) filed with the Securities and Exchange Commission on May 27, 1998 (the "Registration Statement"), pursuant to which Medium-Term Notes may be offered and sold from time to time, to include therein the Exhibits set out in Item 7.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 1 Distribution Agreement dated August 21, 1998 between the Corporation and the agents named therein.

Exhibit 4(a)    Form of Medium-Term Fixed Rate Note.
Exhibit 4(b)    Form of Medium-Term Floating Rate Note.

Exhibit 12      HSBC Americas, Inc. and Subsidiaries Consolidated
                Ratio of Earnings to Fixed Charges (Excluding
                Interest on Deposits);

                HSBC Americas, Inc. and Subsidiaries Consolidated
                Ratio of Earnings to Fixed Charges (Including
                Interest on Deposits);

                HSBC Americas, Inc. and Subsidiaries Consolidated
                Ratio of Earnings to Combined Fixed Charges and
                Preferred Stock Dividend Requirements (Excluding
                Interest on Deposits);

                HSBC Americas, Inc. and Subsidiaries Consolidated
                Ratio of Earnings to Combined Fixed Charges and
                Preferred Stock Dividend Requirements (Including
                Interest on Deposits);


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


                Statement regarding the computation of the Ratio of Earnings to Fixed Charges and Ratios of Earnings to combined Fixed Charges and Preferred
                Stock Dividend Requirements.


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                            SIGNATURES

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HSBC Americas, Inc.



                                 By  /s/ Gerald A. Ronning
                                   -----------------------------
                                 Name:  Gerald A. Ronning
                                 Title: Executive Vice President
                                        & Controller


Dated as of August 21, 1998


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


                          EXHIBIT INDEX


The following exhibits are being filed herewith:


EXHIBIT NO.          DESCRIPTION

Exhibit 1       Distribution Agreement dated August 21,
                1998 among the Corporation and the agents named therein.

Exhibit 4(a)    Form of Medium-Term Fixed Rate Note.
Exhibit 4(b)    Form of Medium-Term Floating Rate Note.

Exhibit 12      HSBC Americas, Inc. and Subsidiaries
                Consolidated Ratio of Earnings to Fixed
                Charges (Excluding Interest on Deposits);

                HSBC Americas, Inc. and Subsidiaries
                Consolidated Ratio of Earnings to Fixed
                Charges (Including Interest on Deposits);

                HSBC Americas, Inc. and Subsidiaries
                Consolidated Ratio of Earnings to
                Combined Fixed Charges and Preferred
                Stock Dividend Requirements (Excluding
                Interest on Deposits);

                HSBC Americas, Inc. and Subsidiaries
                Consolidated Ratio of Earnings to
                Combined Fixed Charges and Preferred
                Stock Dividend Requirements (Including
                Interest on Deposits);

                Statement regarding the computation of
                the Ratio of Earnings to Fixed Charges
                and Ratios of Earnings to combined Fixed
                Charges and Preferred Stock Dividend
                Requirements.


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